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                                                                   EXHIBIT F

                               SECURITY AGREEMENT

                             DATED OCTOBER 25, 1996

                                 BY AND BETWEEN

                                 BEV-TYME, INC.

                                      AND

                           ULSTER INVESTMENTS LIMITED



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                               TABLE OF CONTENTS

ARTICLE I.  SECURITY INTEREST..................................  1
   1.1      Collateral.........................................  1

ARTICLE II.  REPRESENTATIONS AND COVENANTS OF BORROWER.........  3
   2.1      Authorization......................................  3
   2.2      Title to Collateral................................  3
   2.3      Disposition or Encumbrance of Collateral...........  3
   2.4      Validity of Accounts...............................  3
   2.5      Maintenance of Equipment, Fixtures
            and Inventory; Location............................  4
   2.6      Notation on Chattel Paper..........................  4
   2.7      Protection of Collateral...........................  4
   2.8      Insurance..........................................  4
   2.9      Compliance with Law................................  5
   2.10     Books and Records; Access..........................  5
   2.11     Notice of Default..................................  5
   2.12     Additional Documentation...........................  5
   2.13     Principal Executive Office.........................  6
   2.14     Name of Borrower...................................  6
   2.15     Power of Attorney..................................  6

ARTICLE III.  COLLECTION OF ACCOUNTS...........................  6

ARTICLE IV.  ASSIGNMENT OF INSURANCE...........................  7

ARTICLE V.  EVENTS OF DEFAULT..................................  7

ARTICLE VI.  RIGHTS AND REMEDIES ON DEFAULT....................  7
   6.1      Acceleration of Obligations........................  7
   6.2      Deal with Collateral...............................  7
   6.3      Realize on Collateral..............................  7
   6.4      Access to Property.................................  8
   6.5      Other Rights.......................................  8

ARTICLE VII.  MISCELLANEOUS....................................  8
   7.1      No Liability on Collateral.........................  8
   7.2      No Waiver..........................................  8
   7.3      Remedies Cumulative................................  8
   7.4      Governing Law......................................  8
   7.5      Expenses...........................................  9
   7.6      Successors and Assigns.............................  9
   7.7      Recitals...........................................  9

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                               SECURITY AGREEMENT

         This SECURITY AGREEMENT is made by Bev-Tyme, Inc., a Delaware corporation ("Borrower"), as of this 25th day of October, 1996 in favor of Ulster Investments Limited, an Antigua, West Indies corporation ("Lender").

                                   RECITALS:

         A. Lender has agreed to make loans in the aggregate amount of $248,000.00 pursuant to (i) that certain Loan and Warrant Purchase Agreement (the "Loan Agreement") of even date herewith, between Borrower and Lender, and
(ii) that certain promissory note of even date herewith in favor of Lender (the "Note").

         B. As a condition to said loans, Lender requires that Borrower grant to Lender a security interest in its assets in accordance with this Security Agreement.

         C. Borrower has determined that the execution, delivery and performance of this Security Agreement is in the best interests of Borrower.

                                   AGREEMENT:

         In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby agrees as follows:

ARTICLE I.  SECURITY INTEREST

         1.1 Collateral. As security for the payment to the Lender of the Note and all liabilities, obligations and indebtedness of Borrower to Lender, due or to become due, direct or indirect, absolute or contingent, joint or several, howsoever created, arising or evidenced, now existing under, or hereafter any time created pursuant to, the Loan Agreement, the Note or any other agreement or understanding whatsoever (all such notes, liabilities, obligations and indebtedness collectively referred to as the "Secured Obligations"), Borrower hereby grants to Lender a security interest in all of the assets and property of the Borrower (the "Collateral") including, but not limited to, the following described property:

                  (a) Accounts. The proceeds of and each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Borrower, out of a rendering of services by Borrower, out of a loan by Borrower, out of the overpayment of taxes or other liabilities of the Borrower, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security



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         interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including, but not limited to, all present and future debt instruments, chattel papers and accounts of Borrower;

                  (b) Chattel Paper. Any writing or writings evidencing both a monetary obligation and a security interest in or a lease of specific goods now owned or hereafter acquired;

                  (c) Equipment and Fixtures. Goods used or bought for use primarily in Borrower's business, whether or not an interest therein arises under real property law, now owned or hereafter acquired by Borrower;

                  (d) General Intangibles. Any personal property other than goods, accounts, contract rights, chattel paper, documents, instruments and money, including, but not limited to, things in or choses of actions, licenses, rights of all types under leases and license agreements and all manufacturing and processing rights, patents, patent rights, licenses, trademarks, trade names and copyrights now owned or hereafter acquired;

                  (e) Inventory. All personal property now owned or hereafter acquired by Borrower which is held for sale or lease, or furnished or to be furnished under contracts of service, or held as raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, and all returned or repossessed goods;

                  (f) Leasehold Improvements. All improvements made by Borrower to any leasehold of Borrower, including, but not limited to, all structures, buildings, accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached, affixed or made to any leasehold of Borrower, whether or not an interest therein arises under real property law;

                  (g) Property in Possession of Lender. Property of every kind and description in which Borrower has or may acquire any interest, now or hereafter at any time in the possession or control of Lender for any reason, including, without limitation, instruments, money, documents or other property deposited with or delivered to Lender as collateral, for safekeeping or for collection or exchange for other property; and all dividends and distributions on, or other rights in connection with such property;

                  (h) Customer and Mailing Lists. All lists and compilations (whether compiled in writing, magnetic tape or discs or otherwise) pertaining to actual or potential customers, subscribers or others in which Borrower has or may acquire an interest;

                  (i) Proceeds. All property received upon the sale, exchange, collection or other disposition of Collateral or proceeds of Collateral (including, but not limited to,


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         insurance payable by reason of loss or damage to the Collateral)
         whether cash or non-cash proceeds, including, but not limited to, Inventory, Equipment or Fixtures acquired with cash proceeds; and

                  (j) Products. Goods manufactured, processed, assembled or commingled with any of the foregoing Collateral;

together with (i) all substitutions and replacements for and proceeds of any and all of the foregoing property, and in the case of all tangible Collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and
(ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such assets.

ARTICLE II.  REPRESENTATIONS AND COVENANTS OF BORROWER

         Borrower represents, warrants and covenants that:

         2.1 Authorization. The execution, delivery and performance of this Security Agreement have been duly authorized by all necessary action and do not and will not (a) require any consent or approval of the stockholders of any entity, or the consent of any governmental entity, or (b) violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which is bound.

         2.2 Title to Collateral. Borrower has good and marketable title to all of the Collateral and none of the Collateral is subject to any lien, except for
(i) the security interests set forth in Exhibit A attached hereto, and (ii) the security interests created in connection with this Security Agreement.

         2.3 Disposition or Encumbrance of Collateral. Borrower will not encumber, sell or otherwise transfer or dispose of the Collateral without the prior written consent of the Lender, except as provided in this Section 2.3 and except for the liens permitted by Section 2.2 above. Until an Event of Default (as defined in Article V below) has occurred and is continuing, Borrower may sell Inventory in the ordinary course of business and may sell Equipment and Fixtures which in the judgment of Borrower have become obsolete or unusable in the ordinary course of Borrower's business.

         2.4 Validity of Accounts. Borrower warrants that all Accounts, Chattel Paper and Instruments are bona fide existing obligations created by the sale and actual delivery of goods or the rendition of services to customers in the ordinary course of business, which Borrower then owns free and clear of any liens other than the security interests set forth in Exhibit A attached hereto and the security interests created by this Security Agreement, and which are then unconditionally owing to the Borrower without defenses, offset or counterclaim, and that all shipping or delivery receipts, invoice copies and other documents furnished to Lender in


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connection therewith will be genuine, and that the unpaid principal amount of any Chattel Paper or Instrument and any security therefor is and will be as represented to Lender on the date hereof.

         2.5 Maintenance of Equipment, Fixtures and Inventory; Location. Borrower will maintain the Equipment, Fixtures and Inventory or cause the Equipment, Fixtures and Inventory to be maintained in good condition and repair. At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter, all Inventory, Equipment and Fixture Collateral will be located and will be maintained only at the locations set forth in Exhibit B attached hereto. Such Collateral will not be removed from such locations unless, prior to any such removal, Borrower has given written notice to the Lender of the location or locations to which Borrower desires to remove the Collateral, the Lender has given its written consent to such removal, and Borrower has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender's security interest in the Collateral prior in right to all other interests except for the security interests set forth in Exhibit A attached hereto. The security interest of Lender attaches to all of the Collateral wherever located and Borrower's failure to inform Lender of the location of any item or items of collateral shall not impair Lender's security interest therein. Until an Event of Default has occurred and is continuing, Borrower may sell Inventory in the ordinary course of business and may sell Equipment and Fixtures which in the judgment of Borrower have become obsolete or unusable in the ordinary course of business.

         2.6 Notation on Chattel Paper. For purposes of the security interest granted pursuant to this Security Agreement, Lender has been granted a direct security interest in all Chattel Paper and such Chattel Paper is not claimed merely as Proceeds of Inventory. Upon the Lender's request, Borrower will deliver to the Lender the originals of all Chattel Paper. Borrower will not execute any copies of Chattel Paper other than those which are clearly marked as a copy. If Lender permits any Chattel Paper to be left in the possession of Borrower, Borrower will deliver to Lender upon request proof satisfactory to Lender of the existence of any such Chattel Paper and will affix or permit Lender to affix any such Chattel Paper with a legend reflecting the Lender's security interest therein.

         2.7 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral, all costs of keeping the Collateral free of any liens prohibited by this Security Agreement and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in, respect of the sale thereof, shall be borne and paid by Borrower. In the event that Borrower fails to promptly pay such expenses when due, Lender may at its option, but shall not be required to, pay such expenses, whereupon Lender shall be entitled to reimbursement thereof.

         2.8 Insurance. Borrower will procure and maintain, or cause to be procured and maintained, insurance issued by responsible insurance companies insuring the Collateral against


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damage and loss by theft, fire, collision (in the case of motor vehicles), and such other risks as are usually carried by owners of similar properties or as may be requested by Lender in an amount equal to the fair market value thereof and, in any event, in an amount sufficient to avoid the application of any coinsurance provisions. All such insurance shall contain an agreement by the insurer to provide Lender with 30 days' prior notice of cancellation and an agreement that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower nor by the occupation of the premises wherein such Collateral is located for purposes more hazardous than are permitted by said policy. Borrower will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such types (which may include, without limitation, public and product liability, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as may from time to time be required by Lender and will cause the Lender to be listed therein as additional insureds. Borrower will deliver evidence of such insurance and the policies of insurance or copies thereof to Lender upon request.

         2.9 Compliance with Law. Borrower will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

         2.10     Books and Records; Access.

                  (a) Borrower will permit the Lender or its designees to examine Borrower's books and records with respect to the Collateral and make extracts therefrom and copies thereof at any time and from time to time, and Borrower will furnish such information and reports to the Lender regarding the Collateral as the Lender may from time to time request. Borrower will also permit the Lender or its designees to inspect the Collateral at any time and from time to time as the Lender may reasonably request.

                  (b) Lender shall have authority, at any time, to place, or require Borrower to place, upon Borrower's books and records relating to Accounts, Chattel Paper, Instruments and other rights to payment covered by the security interest granted hereby a notation or legend stating that such Accounts, Chattel Paper, Instruments and other rights to payment are subject to a security interest of Lender.

         2.11 Notice of Default. Immediately upon any officer of Borrower becoming aware of the existence of any Event of Default, Borrower will give notice to the Lender that such Event of Default exists, stating the nature thereof, the period of existence thereof, and what action Borrower proposes to take with respect thereto.

         2.12 Additional Documentation. Borrower will execute, from time to time, such financing statements, assignments, and other documents covering the Collateral, including Proceeds, as Lender may request in order to create, evidence, perfect, maintain or continue its security interest in the Collateral as a first priority interest as to all other interests except those


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security interests set forth in Exhibit A (including additional Collateral acquired by Borrower after the date hereof), and Borrower will pay the cost of filing the same or reimburse Lender for filing costs in all public offices in which Lender may deem filing to be appropriate as well as the costs of any lien searches which Lender may request; and will notify Lender promptly upon acquiring any additional Collateral. Upon request, Borrower will deliver to Lender all Borrower's Instruments and Chattel Paper.

         2.13 Principal Executive Office. The location of the principal executive office of Borrower is set forth in Exhibit B attached hereto and will not be changed without the prior written consent of the Lender. Borrower warrants that its books and records concerning its Accounts and Chattel Paper are located at its principal executive office.

         2.14 Name of Borrower. Borrower's true name is as set forth in Exhibit B attached hereto. Borrower has not used any other name within the past five
(5) years except those described in Exhibit B attached hereto. Neither Borrower nor any predecessor in title to any of the Collateral has, since September 1, 1996, executed any financing statements or security agreements presently effective as to the Collateral except those described on Exhibit A attached hereto.

         2.15 Power of Attorney. Borrower appoints the Lender or any other person whom the Lender may from time to time designate, as Borrower's attorney with power, after the occurrence and during the continuance of an Event of Default, to endorse Borrower's name on any checks, notes, acceptances, drafts, or other forms of payment or security that may come into Lender's possession, to sign Borrower's name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and confirmatory assignments of Accounts, Chattel Paper, Instruments or other Collateral, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts and on notices to customers, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by the Lender to receive and open all mail addressed to Borrower, to send requests for verification of Accounts, Chattel Paper, Instruments or other Collateral to customers and to do all things necessary to carry out this Security Agreement. Borrower ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither the Lender nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Secured Obligation remains unpaid. Borrower waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which Borrower may otherwise be entitled.

ARTICLE III.  COLLECTION OF ACCOUNTS

         Except as otherwise provided in this Article III, Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Accounts. In connection with such collections, Borrower may take (and, at the Lender's direction, shall take)



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such action as Borrower or the Lender may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Lender shall have the right, at any time upon written notice to Borrower of its intention to do so, to notify the account debtors under any Accounts of the assignment of such Accounts to Lender and to direct such account debtors to make payment of all amounts due or to become due to Borrower thereunder directly to Lender. Upon such notification and at the expense of the Borrower, the Lender shall have the right to enforce collection of such Accounts and to adjust, settle, or compromise the amount of payment thereof in the same manner and to the same extent as Borrower might have done.

ARTICLE IV.  ASSIGNMENT OF INSURANCE

         Borrower hereby assigns to Lender, as additional security for payment of the Secured Obligations, any and all monies due or to become due under, and any and all other rights of Borrower with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such monies directly to Lender. After the occurrence and during the continuation of an Event of Default, Lender may (but need not) in its own name or in Borrower's name execute and deliver proofs of claim, receive such monies, endorse checks and the instrument representing such monies and settle or litigate any claim against the issuer of any such policy.

ARTICLE V.  EVENTS OF DEFAULT

         The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default hereunder (an "Event of Default").

ARTICLE VI.  RIGHTS AND REMEDIES ON DEFAULT


         Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of the Lender, and in addition to the rights granted to the Lender under Articles II, III and IV hereof and under the Loan Agreement, the Lender may exercise any one or more of the following rights and remedies:

         6.1 Acceleration of Obligations. Declare any and all Secured Obligations to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand.

         6.2 Deal with Collateral. In the name of Borrower or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

         6.3 Realize on Collateral. Take any action which the Lender may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to
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perform any contract, to endorse in the name of Borrower any checks, drafts, notes, or other instruments or documents received in payment or on account of the Collateral.

         6.4 Access to Property. Enter upon and into and take possession of all or such part or parts of the properties of Borrower, including lands, plants, buildings, machinery, equipment and other property as may be necessary or appropriate in the judgment of the Lender, to permit or enable the Lender to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as the Lender may deem necessary or appropriate for said purposes without the payment of any compensation to Borrower therefor. Borrower shall provide the Lender with all information and assistance requested by the Lender to facilitate the storage, leasing, sale or other disposition or collection of the Collateral after an Event of Default.

         6.5 Other Rights. Exercise any and all other rights and remedies available to it by law, in equity or by agreement, including rights and remedies under the UCC or any other applicable law, or under this Security Agreement or the Loan Agreement and, in connection therewith, the Lender may require Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Borrower at its address as shown on Lender's records at least five (5) days before the date of such disposition.

ARTICLE VII.  MISCELLANEOUS

         7.1 No Liability on Collateral. It is understood that Lender does not in any way assume any of Borrower' s obligations under any of the Collateral.

Borrower hereby agrees to indemnify Lender against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Lender's gross negligence or willful misconduct.

         7.2 No Waiver. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver is in writing and signed by the Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         7.3 Remedies Cumulative. All rights and remedies of Lender shall be cumulative and may be exercised singularly or concurrently, at its option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

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         7.4 Governing Law. The parties hereto acknowledge that the principal place of business of the Lender is Antigua, West Indies and this Agreement, the Note, the Loan Agreement, the Registration Rights Agreement to be entered into by the parties, and each other document executed pursuant hereto shall be deemed to have been delivered, are to be performed within and shall each be deemed to be a contact made under, construed and interpreted in accordance with and governed by the internal laws of the Antigua, West Indies (without reference to (i) its judicially or statutorily pronounced rules regarding conflict of law or choice of law; (ii) where any instrument is executed or delivered; (iii) where performance required by any instrument is made or required to be made; (iv) where any breach of any provision of any instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction, organization or domestication of any party; (vii) whether the laws of the forum jurisdiction would otherwise apply the laws of a jurisdiction other than Antigua, West Indies; or (viii) any combination of the foregoing.




         7.5 Expenses. The Borrower agrees to pay the reasonable attorneys' fees and legal expenses incurred by Lender in the exercise of any right or remedy available to it under this Security Agreement, whether or not suit is commenced, including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment.

         7.6 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender.

         7.7 Recitals. The above Recitals are true and correct as of the date hereof and constitute a part of this Security Agreement.

         IN WITNESS WHEREOF, Borrower has caused the execution of this Security Agreement by its duly authorized representative as of the day and the year first above written.

                                         Bev-Tyme, Inc., a Delaware corporation


                                         By:      /s/ Robert Sipper
                                                  ----------------------------
                                                  Its:     President





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